PROMISSORY NOTE- RELATED PARTY	12 Months Ended
Dec. 31, 2025
Debt Disclosure [Abstract]
PROMISSORY NOTE- RELATED PARTY

NOTE 9 – PROMISSORY NOTE- RELATED PARTY

Dennis Liotta - March 2023 note

On March 15, 2023, the Company entered into a promissory note agreement with Dennis Liotta, an affiliate of the Company, for a total amount of $1.0 million, with an effective date of February 27, 2023 and which matured on March 31, 2024 (“March 2023 note”). The entire outstanding principal balance together with accrued but unpaid interest were due at the maturity date. The March 2023 note included a ten percent (10%) interest rate per annum. On April 1, 2024, the March 2023 note was paid in full. Promissory note from related party was zero as of December 31, 2025 and December 31, 2024, respectively.

The Company incurred zero and $23 thousand of interest expense during the twelve months ended December 31, 2025 and 2024, respectively.